UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

Spring Valley Acquisition Corp. II

(Exact name of Registrant as specified in its charter)

Delaware	001-41529	98-1579063
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Ave, Suite 1675 Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 308-5230

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right and one-half of one redeemable public warrant	SVIUF	OTC
Class A ordinary shares, par value $0.0001 per share	SVIIF	OTC
Rights included as part of the units to acquire one-tenth (1/10) of one Class A ordinary share	SVIRF	OTC
Redeemable public warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVIWF	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 7.01 Regulation FD Disclosure.

As previously disclosed, on September 29, 2025, Spring Valley Acquisition Corp. II, a Cayman Islands exempted company (“SVII”), Spring Valley Merger Sub II, Inc., a Nevada corporation, Eagle Energy Metals Corp., a Nevada corporation (“Eagle”), Eagle Nuclear Energy Corp., a Nevada corporation (“New Eagle”), Spring Valley Merger Sub III, Inc. entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”) pursuant to which the parties thereto will enter into a business combination transaction (the “Business Combination”).

On February 2, 2026, New Eagle and Eagle issued a joint press release announcing the effectiveness of the Registration Statement on Form F-4 (File No. 333-290631) (as amended, the “Registration Statement”), filed by New Eagle and co-registrant Eagle in connection with the Business Combination. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The foregoing (including Exhibit 99.1 to this Current Report) and the information set forth therein are being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

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Important Information for Investors and Stockholders

In connection with the Business Combination, New Eagle and Eagle, as co-registrant, have filed with the SEC the Registration Statement, which includes a prospectus with respect to New Eagle’s securities to be issued in connection with the Business Combination and a proxy statement to be distributed to holders of SPAC’s common stock in connection with SPAC’s solicitation of proxies for the vote by SPAC’s stockholders with respect to the Business Combination and other matters to be described in the Registration Statement (the “Proxy Statement”). The SEC declared the Registration Statement effective on January 30, 2026 and SVII filed the definitive Proxy Statement with the SEC on February 2, 2026 and will be mailing copies to holders of record of SVII’s common stock as of January 5, 2026, the record date to vote on the Business Combination. This Current Report and Exhibit 99.1 furnished herewith do not contain all the information that should be considered concerning the Business Combination and is not a substitute for the Registration Statement, the Proxy Statement or for any other document that New Eagle, Eagle or SVII has filed or may file with the SEC. Before making any investment or voting decision, investors and security holders of New Eagle, Eagle or SVII are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about New Eagle, Eagle or SVII and the Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by New Eagle, Eagle and SVII through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by SVII may be obtained free of charge from SVII’s website at www.sv-ac.com or by directing a request to Spring Valley Acquisition Corp. II, Attn: Corporate Secretary, 2100 McKinney Avenue, Suite 1675, Dallas, Texas 75201. The information contained on, or that may be accessed through, the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

New Eagle, Eagle, SVII and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from SVII’s shareholders in connection with the Business Combination. For more information about the names, affiliations and interests of SVII’s directors and executive officers, please refer to SVII’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 11, 2025 (the “2024 Form 10-K”) and the Registration Statement, Proxy Statement and other relevant materials filed or to be filed with the SEC in connection with the Business Combination when they become available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of SVII’s shareholders generally, will be included in the Registration Statement and the Proxy Statement. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, carefully, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward Looking Statements

This Current Report includes, or incorporates by reference, forward-looking statements. All statements other than statements of historical facts contained in this document are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, SVII’s, New Eagle’s, Eagle’s, or their respective management teams’ expectations concerning the Business Combination and expected benefits thereof; the outlook for Eagle’s or New Eagle’s business; the abilities to execute Eagle’s or New Eagle’s strategies; projected and estimated financial performance; anticipated industry trends; the future price of minerals; future capital expenditures; success of exploration activities; mining or processing issues; government regulation of mining operations; and environmental risks; as well as any information concerning possible or assumed future results of operations of Eagle or New Eagle. The forward-looking statements are based on the current expectations of the respective management teams of Eagle, New Eagle, and SVII, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of SVII’s securities; (ii) the risk that the Business Combination may not be completed by SVII’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SVII; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the A&R Merger Agreement by the shareholders of SVII and the receipt of regulatory approvals; (iv) market risks; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the A&R Merger Agreement; (vi) the effect of the announcement or pendency of the Business Combination on Eagle’s business relationships, performance, and business generally; (vii) risks that the Business Combination disrupts current plans of Eagle and potential difficulties in its employee retention as a result of the Business Combination; (viii) the outcome of any legal proceedings that may be instituted against Eagle or SVII related to the A&R Merger Agreement or the Business Combination; (ix) failure to realize the anticipated benefits of the Business Combination; (x) the inability to meet listing requirements and maintain the listing of the combined company’s securities on Nasdaq Capital Market or a comparable exchange; (xi) the risk that the price of the combined company’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro- economic and social environments affecting its business; (xii) fluctuations in spot and forward markets for lithium and uranium and certain other commodities (such as natural gas, fuel oil and electricity); (xiii) restrictions on mining in the jurisdictions in which Eagle operates; (xiv) laws and regulations governing Eagle’s operation, exploration and development activities, and changes in such laws and regulations; (xv) Eagle’s ability to obtain or renew the licenses and permits necessary for the operation and expansion of its existing operations and for the development, construction and commencement of new operations; (xvi) risks and hazards associated with the business of mineral exploration, development and mining (including environmental hazards, potential unintended releases of contaminants, industrial accidents, unusual or unexpected geological or structural formations, pressures, cave-ins and flooding); (xvii) inherent risks associated with tailings facilities and heap leach operations, including failure or leakages; the speculative nature of mineral exploration and development; the inability to determine, with certainty, production and cost estimates; inadequate or unreliable infrastructure (such as roads, bridges, power sources and water supplies); (xviii) environmental regulations and legislation; (xix) the effects of climate change, extreme weather events, water scarcity, and seismic events, and the effectiveness of strategies to deal with these issues; (xx) risks relating to Eagle’s exploration operations; (xxi) fluctuations in currency markets; (xxii) the volatility of the metals markets, and its potential to impact Eagle’s ability to meet its financial obligations; (xxiii) disputes as to the validity of mining or exploration titles or claims or rights, which constitute most of Eagle’s property holdings; (xxiv) Eagle’s ability to complete and successfully integrate acquisitions; (xxv) increased competition in the mining industry for properties and equipment; (xxvi) limited supply of materials and supply chain disruptions; (xxvii) relations with and claims by indigenous populations; (xxviii) relations with and claims by local communities and non-governmental organizations; and (xxix) the risk that the Series A Preferred Stock Investment may not be completed, or that other capital needed by the combined company may not be raised on favorable terms, or at all. The foregoing list is not exhaustive, and there may be additional risks that neither SVII, Eagle, nor New Eagle presently know or that SVII, Eagle, and New Eagle currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this Current Report and the other risks and uncertainties described in the “Risk Factors” section of the 2024 Form 10-K, the risks described or to be described in the Registration Statement, the Proxy Statement, and any amendments or supplements thereto, and those discussed and identified in filings made with the SEC by SVII, New Eagle or Eagle from time to time. Eagle, New Eagle, and SVII caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this Current Report speak only as of the date of this Current Report. Neither Eagle, SVII, nor New Eagle undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that New Eagle, Eagle or SVII will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Business Combination, in SVII’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to review carefully.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Press Release, dated February 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE NUCLEAR ENERGY CORP.

By:	/s/ Christopher Sorrells
Name:	Christopher Sorrells
Title:	Chief Executive Officer and Chairman

Dated: February 2, 2026